EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports (and to all references to our firm) in this registration statement on Form S-8.


                                     /s/ EISNER & LUBIN LLP
                                     ----------------------------
                                     Certified Public Accountants

New York, New York
November 28, 2000